Exhibit 99.1

PROFITS INTEREST UNIT
GRANT NOTICE

American Campus Communities, Inc. (the "Company"), pursuant to its 2004 Incentive Award Plan (the "Plan"), hereby grants to Holder the number of Profits Interest Units (or "PIUs") set forth below.  The PIUs are subject to all of the terms and conditions as set forth herein and in the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.  In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice, the Plan shall govern and control.

Holder:

Date of Grant:

Number of PIUs:

Vesting Schedule:	The PIUs shall be vested on the date of grant.

Registration Rights Agreement:
Holder shall be entitled to certain registration rights, with terms substantially similar to those set forth on Exhibit A hereto, with respect to the Shares of Stock received by Holder upon a conversion of the PIUs into Units and the subsequent exchange of Units for Shares in accordance with the terms of the Partnership Agreement (the "Partnership Agreement") of American Campus Communities Operating Partnership, LP (the "Partnership").

Additional Terms:
As a condition of the grant of PIUs hereunder, if Holder has not previously executed a copy of the Partnership Agreement, Holder shall be required to execute a copy of the Partnership Agreement and to be bound by the terms and conditions contained therein.

Distributions on the PIUs shall be paid currently to Holder in accordance with the terms of the Partnership Agreement.

So long as Holder holds any PIUs, Holder shall disclose to the Partnership such information as may reasonably be requested with respect to ownership of the PIUs as the Partnership may deem reasonably necessary to ascertain and establish compliance with the provisions of the Code applicable to the Partnership.

This Grant Notice does not confer upon Holder any right to continue as an employee or service provider of the Company or its Affiliates.

1

This Grant Notice shall be construed and interpreted in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof.

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF PROFITS INTEREST UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS THIS GRANT NOTICE AND THE PLAN.

AMERICAN CAMPUS COMMUNITIES, INC.	HOLDER

By:
	Signature	Signature

Title:	Date:

Date:

EXHIBIT A

REGISTRATION RIGHTS

ARTICLE 1

DEFINITIONS

The following terms and phrases shall, for purposes of this Agreement, have the meanings set forth below:

"Blackout Termination Right" shall have the meaning set forth in Section 5.3(b).

"Business Day" means any day on which the New York Stock Exchange is open for trading.

"Common Stock" means the common stock, par value $.01 per share, of the Company.

"Company" means American Campus Communities, Inc., a Maryland corporation.

"Company Offering" shall have the meaning set forth in Section 3.1(b).

"Effective Date" shall mean the date of grant as set forth in the accompanying Grant Award.

"Eligible Securities" means all or any portion of the shares of Common Stock that may be acquired by the Investors upon their exchange of limited partner interests in the Operating Partnership for shares of Common Stock pursuant to the Operating Partnership Agreement.

As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act to be confirmed in a written opinion of counsel to the Company addressed to the Investors, or (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

"Information Blackout" shall have the meaning set forth in Section 5.3(a).

"Investors" means the PIU Holders (as defined in the Operating Partnership Agreement).

"Mandatory Registration" shall have the meaning set forth in Section 2.1.

"Operating Partnership" means American Campus Communities Operating Partnership LP, a Maryland limited partnership.

"Operating Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated August 17, 2004.

"Other Investors" shall have the meaning set forth in Section 3.2.

"Other Securities" shall have the meaning set forth in Section 4.1.

"Person" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

"Permitted Transferee" means any Person that received any Eligible Securities from an Investor pursuant to, and in accordance with, the Operating Partnership Agreement.

"Registration Expenses" means all of the expenses incident to the Company's performance of or compliance with the registration requirements set forth herein, including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel(s) (United States and foreign), accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the NASD, Inc. of the terms of the sale of Eligible Securities to be disposed of; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed; provided, however, that Registration Expenses with respect to any registration pursuant hereto shall not include underwriting discounts or commissions attributable to Eligible Securities, SEC or blue sky registration fees attributable to Eligible Securities or transfer taxes applicable to Eligible Securities.

"Sales Blackout Period" shall have the meaning set forth in Section 5.3(a).

"SEC" means the Securities and Exchange Commission.

"Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

"Selling Investors" shall mean the Investor or Investors who participate in an offering pursuant to Section 2, 3 or 4.

ARTICLE 2

MANDATORY REGISTRATION

2.1           Registration.  On or prior to the 11-month anniversary of the Effective Date, or as soon as commercially reasonable thereafter, the Company shall prepare and file a registration statement under Rule 415 of the Securities Act which shall cover the resale of all Eligible Securities (the "Mandatory Registration").  The Company may elect to include in such registration additional Common Shares issued or to be issued by the Company.  The Investors' rights to request registration under Sections 2 and 3 below shall terminate upon the date the Company files a registration statement under this Section 2.1 unless the Company is unable to obtain the effectiveness of such registration statement.

2.2           Selection of Underwriters.  If any of the Eligible Securities covered by a Mandatory Registration are to be sold in an underwritten offering, the Company shall have the right to select the investment banker or investment bankers and manager or managers that will underwrite the offering; provided, however, that such investment bankers and managers must be reasonably acceptable to the Selling Investors.

2.3           Duration of Mandatory Registration.  The Company agrees to use its reasonable efforts to keep the registration statement relating to the Mandatory Registration continuously effective for a period expiring on the earlier of (i) the date on which all of the Eligible Securities covered by such registration statement have been sold pursuant thereto and (ii) the date on which (A) all Eligible Securities held by Investors who are not affiliates of the Company, in the opinion of counsel for the Company, are eligible for sale pursuant to Rule 144(k) under the Securities Act and (B) all Eligible Securities held by each Investor who is an affiliate of the Company, in the opinion of counsel for the Company, are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

2.4           The Company shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 2.

ARTICLE 3

DEMAND REGISTRATION RIGHTS

3.1           Notice and Registration.  Upon written notice from an Investor or Investors owning Eligible Securities requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Investors, which notice shall specify the intended method or methods of disposition of such Eligible Securities, the Company will use its reasonable efforts to effect the registration, under the Securities Act, of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:

(a)           if the Company shall have previously effected a registration with respect to Eligible Securities pursuant to Article 4 hereof, the Company shall not be required to effect a registration pursuant to this Article 3 until the later of (i) the date six months from the effective date of the most recent such previous registration or (ii) the date agreed to by and between the Company and the underwriters in connection with such previous registration;

(b)           if, upon receipt of a registration request pursuant to this Article 3, the Company is advised in writing (with a copy to the Selling Investors (as defined below)) by an independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect such public offering of securities by the Company (other than an offering in connection with employee benefit and similar plans) (a "Company Offering") that had been contemplated by the Company prior to the notice by the Investors who initially requested registration, the Company shall not be required to effect a registration pursuant to this Article 3 until the earliest of (i) three months after the completion of such Company Offering or (ii) promptly after abandonment of such Company Offering; provided, however, notwithstanding the foregoing, Company shall not be required to effect a registration pursuant to this Article 3 until the termination of any "black out" period required by the underwriters to be applicable to the Selling Investors in connection with such Company Offering and agreed to in writing by the Selling Investors;

(c)           if, while a registration request is pending pursuant to Article 3, the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of a registration statement or the declaration of effectiveness would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other comparable transaction, the Company shall deliver a certificate to such effect signed by its President or the Chief Financial Officer to the Selling Investors and the Company shall not be required to effect a registration pursuant to this Article 3 until the later of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 60 days after the Company makes such good faith determination; and

(d)           the Company shall not be required to effect more than one registration pursuant to this Article 3 in any 12-month period. No registration of Eligible Securities under this Article 3 shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article 4.

3.2           Other Investor Shares.  Upon receipt of the written notice from Investors requesting registration under Section 3.1, the Company shall give written notice to each of the other Investors (the "Other Investors").  Within five (5) Business Days after receipt of such notice by any Other Investor, such Other Investor may request in writing that Eligible Securities be included in such registration and, subject to Section 3.1 hereof, the Company shall include in such registration the Eligible Securities of any such Other Investor requested to be so included.  Each such request by such Other Investor shall specify the number of shares of Eligible Securities proposed to be sold and the intended method of distribution thereof.

3.3           Registration Expenses.  With respect to any registration of Eligible Securities requested pursuant to this Article 3 in an amount in excess of $500,000 and any registration arising from an exercise of a Blackout Termination Right (as defined below), the Company shall pay all Registration Expenses; otherwise, the Selling Investors shall pay all Registration Expenses.

ARTICLE 4

PIGGY-BACK REGISTRATION

4.1           Notice and Registration. If the Company proposes to register any shares of Common Stock or other securities issued by it having terms substantially similar to Eligible Securities ("Other Securities") for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person) on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to Investors of its intention to do so, which notice the Investors shall keep confidential, and upon the written request of Investors delivered to the Company within five (5) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by Investors and the intended method of disposition thereof) the Company will use its reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Investors, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided that:

(a)           if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to Investors and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 4.2), without prejudice, however, to the rights (if any) of Investors immediately to request that such registration be effected as a registration under Article 3;

(b)           the Company will not be required to effect any registration pursuant to this Article 4 if the Company shall have been advised in writing (with a copy to the Selling Investors) by an independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm's opinion, such registration at that time would materially and adversely affect the Company's own scheduled offering, provided, however, that if an offering of some but not all of the shares requested to be registered by the Investors would not materially and adversely affect the Company's offering, as determined by such lead underwriter, the aggregate number of shares requested to be included in such offering by the Selling Investors shall be reduced accordingly and on a pro rata basis according to the total number of shares of Common Stock owned by such Investors on the day the Company first delivered its notice to the other Investors of its proposed offering; and

(c)           the Company shall not be required to effect any registration of Eligible Securities under this Article 4 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans.

No registration of Eligible Securities effected under this Article 4 shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article 5.

4.2           Registration Expenses.  The Company (as between the Company and the Selling Investors) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 4.

ARTICLE 5

REGISTRATION PROCEDURES

5.1           Registration and Qualification.  If and whenever the Company is required to use its reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Articles 2, 3 or 4, the Company will as promptly as is practicable:

(a)           prepare, file and use its reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

(b)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Investors set forth in such registration statement or the expiration of twelve months after such Registration Statement becomes effective;

(c)           furnish to the Selling Investors and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Investors or such underwriter may reasonably request;

(d)           use its reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Selling Investors or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by the Selling Investors or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

(e)           use its reasonable efforts to list the Eligible Securities on each national securities exchange on which the Common Stock is then listed, if the listing of such securities is then permitted under the rules of such exchange; and

(f)           promptly notify the Selling Investors at any time when a prospectus relating to a registration pursuant to Articles 2, 3 or 4 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of the Selling Investors prepare and furnish to the Selling Investors as many copies of a supplement to or an amendment of such prospectus as the Selling Investors reasonably request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company may require the Selling Investors to furnish the Company such information regarding the Selling Investors and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration, and each Selling Investor shall promptly notify the Company of the distribution of such securities.

5.2           Underwriting.

(a)           If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, the Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect.  The holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall, if requested by such underwriters, be parties to any such underwriting agreement. Notwithstanding the foregoing, any Selling Investor may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such Eligible Securities in connection with such registration.

(b)           In the event that any registration pursuant to Article 4 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article 4 to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Selling Investors and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 7.

5.3           Blackout Periods.

(a)           At any time when a registration statement filed pursuant to Article 3 relating to Eligible Securities is effective, upon written notice from the Company to Investors that the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that Selling Investors' sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company (an "Information Blackout"), the Selling Investors shall suspend sales of Eligible Securities pursuant to such registration statement until the later of:

(X)           (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 60 days after the Company makes such good faith determination, and

(Y)           such time as the Company notifies the Selling Investors that sales pursuant to such registration statement may be resumed (the number of days from such suspension of sales by the Selling Investors until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

(b)           Any delivery by the Company of notice of an Information Blackout during the 90 days immediately following effectiveness of any registration statement effected pursuant to Article 3 hereof shall give the Investors the right, by written notice to the Company within 10 Business Days after the end of such blackout period, to cancel such registration and obtain one additional registration right during such calendar year (a "Blackout Termination Right") under Section 3.1(d).

(c)           If there is an Information Blackout and the Investors do not exercise their cancellation right, if any, pursuant to (b) above, or, if such cancellation right is not available, the time period set forth in Section 3.1(b) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

5.4           Qualification for Rule 144 Sales.  The Company will take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) so as to enable the Investors to sell Eligible Securities without registration under the Securities Act and, upon the written request of any Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such filing requirements.

ARTICLE 6

PREPARATION; REASONABLE INVESTIGATION

6.1           Preparation: Reasonable Investigation.  In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the Company will give the Selling Investors and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Investors and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act, subject in all cases to mutually acceptable confidentiality arrangements.

ARTICLE 7

INDEMNIFICATION AND CONTRIBUTION

7.1           Indemnification and Contribution.

(a)           In the event of any registration of any Eligible Securities hereunder, the Company will enter into customary indemnification arrangements to indemnify and hold harmless each Investor who exercises his registration rights hereunder and, to the extent applicable, its directors and officers, its partners, its trustees and each Person who controls any of such Persons, each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, provided that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Investors or such underwriter expressly for use in the registration statement and (ii) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, amendment or supplement, if such person did not receive a copy of the final prospectus (or prospectus as supplemented) from the underwriters at or prior to the confirmation of the sale of such Eligible Securities in any case where such delivery is required by the Securities Act and such statement was corrected therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Investors or any such Person and shall survive the transfer of such securities by the Investors. The Company also shall agree to provide provision for contribution as shall be reasonably requested by the Investors or any underwriters in circumstances where such indemnity is held unenforceable.

(b)           The Selling Investors, by virtue of exercising their registration rights hereunder, agree and undertake to enter into customary indemnification arrangements to severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Article 7) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities, each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Selling Investors to the Company expressly for use in the registration statement and only to the extent of the amount of net proceeds received from the sale of such securities by the Selling Investors. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by the Selling Investors and the expiration of this Agreement. The Selling Investors also shall agree to provide provision for contribution as shall be reasonably requested by the Company or any underwriters in circumstances where such indemnity is held unenforceable.

(c)           Indemnification and contribution similar to that specified in the preceding subdivisions of this Article 7 (with appropriate modifications) shall be given by the Company and the Selling Investors with respect to any required registration or other qualification of such Eligible Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

ARTICLE 8

BENEFITS OF REGISTRATION RIGHTS

8.1           Benefits of Registration Rights.  Subject to the limitations of Sections 3.1 and 4.1, Investors and any Permitted Transferees of Eligible Securities may severally or jointly exercise the registration rights hereunder in such manner and in such proportion as they shall agree among themselves.